                                 EXHIBIT 99(2)

                          THEROX PHARMACEUTICALS, INC.
                        (A Development Stage Enterprise)

                           Balance Sheet (Unaudited)
                                 March 31, 1995

ASSETS

Current assets
 Cash                                                       $343,806
 Prepaid expenses                                                 --
                                                            --------
   Total current assets                                      343,806

Property and equipment
 Equipment used in research                                   21,473
 Less allowance for depreciation                              (4,063)
                                                            --------
                                                              17,410

Other assets, net of accumulated amortization of $2,625       12,375
                                                            --------

   Total assets                                             $373,591
                                                            ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
 Accounts payable                                          $ 166,985
 Accrued payroll and payroll taxes                             3,940
                                                           ---------
   Total current liabilities                                 170,925

Shareholders' equity
 Series A, Preferred stock, $.001 par value:
   Authorized shares - 1,000,000 shares
   Issues and outstanding - 1,000,000 shares                   1,000
   Additional paid-in-capital                                979,000
 Common stock, $.001 par value:
   Authorized shares - 2,000,000 shares
   Issued and outstanding - 283,000 shares                       283
 Deficit accumulated during development stage               (777,617)
                                                           ---------
                                                             202,666
                                                           ---------

   Total liabilities and shareholders' equity              $ 373,591
                                                           =========

                          THEROX PHARMACEUTICALS, INC.
                        (A Development Stage Enterprise)

                      Statement of Operations (Unaudited)
              Period Ended March 31, 1995 and for the Period from
               July 1, 1993 (date of inception) to March 31, 1995


                                                  Cumulative
                                      March 31,      from
                                        1995     July 1, 1993
                                      ---------  ------------
Research and development expenses      $176,722      $768,807
General and administrative expense        5,468        30,351
                                       --------      --------

Total expenses                          182,190       799,158

Other income (expense)
 Interest income                          2,584        21,541
                                       --------      --------

Net loss                               $179,606      $777,617
                                       ========      ========

                          THEROX PHARMACEUTICALS, INC.
                        (A Development Stage Enterprise)

                 Statement of Shareholders' Equity (Unaudited)


                                                                 Deficit
                                                               Accumulated
                                            Series A              During    Additional
                                            Preferred  Common  Development   Paid-In
                                              Stock    Stock      Stage      Capital     Total
                                            ---------  ------  -----------  ----------   -----
Balance July 1, 1993                           $   --    $ --    $      --   $     --  $      --
Issuance of 1,000,000 shares
    Series A Preferred Stock,
       net of expense                           1,000      --                 979,000    980,000
Issuance of 283,000 shares                                283                                283
Net loss                                                           (77,064)              (77,064)
                                               ------    ----    ---------   --------  ---------

Balance December 31, 1993                       1,000     283      (77,064)   979,000    903,219
Net loss                                                          (520,947)             (520,947)
                                               ------    ----    ---------   --------  ---------

Balance December 31, 1994                       1,000     283     (598,011)   979,000    382,272
Net loss                                                          (179,606)             (179,606)
                                               ------    ----    ---------   --------  ---------

Balance March 31, 1995                         $1,000    $283    $(777,617)  $979,000  $ 202,666
                                               ======    ====    =========   ========  =========

                          THEROX PHARMACEUTICALS, INC.
                        (A Development Stage Enterprise)

                      Statement of Cash Flows (Unaudited)
              Period Ended March 31, 1995 and for the Period from
               July 1, 1993 (date of inception) to March 31, 1995


                                                               Cumulative
                                                  March 31,       from
                                                    1995      July 1, 1993
                                                  ----------  -------------
Operating activities
 Net loss                                         $(179,606)     $(777,617)
 Adjustments to reconcile net loss to
   net cash used by operating activities:
   Depreciation                                       1,074          4,063
   Amortization                                         375          2,625
   (Increase) decrease in prepaid expenses            5,000             --
   Increase (decrease) in:
     Accounts payable                                44,067        166,985
     Accrued payroll and taxes                        2,156          3,940
                                                  ---------      ---------
     Net cash used by operating activities         (126,934)      (600,004)

Investing activities
 Purchase of equipment used in research                  --        (21,473)
 Purchase of intangibles                                 --        (15,000)
                                                  ---------      ---------
     Net cash (used) by investing activities             --        (36,473)

Financing activities
 Proceeds from issuance of stock,
   net of expense                                        --        980,283
                                                  ---------      ---------
     Net cash provided by financing activities           --        980,283
                                                  ---------      ---------

Net increase (decrease) in cash                    (126,934)       343,806

Cash at beginning of period                         470,740             --
                                                  ---------      ---------

Cash at March 31, 1995                            $ 343,806      $ 343,806
                                                  =========      =========

Cash paid for interest                                   --             --
                                                  =========      =========

                     CONDENSED NOTE TO FINANCIAL STATEMENTS

The unaudited financial statements do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. All adjustments considered necessary by management for a fair presentation have been included. Operating results for interim periods are not necessarily indicative of the results that may be expected for the full year.